Exhibit 99.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement is made as of September         , 2003 (the “Effective Date”) by and among Altris Software, Inc., a California corporation (the “Company”), Spescom Limited, a corporation organized under the laws of South Africa (“Spescom”), and Spescom Ltd., a United Kingdom corporation (“Spescom UK”), (individually and collectively, “Holders”), with reference to the following facts:

WHEREAS, the Company and Holders are parties to the Debt Conversion Agreement of even date hereof (the “Debt Conversion Agreement”) pursuant to which Holders are acquiring shares of convertible Series F Convertible Preferred Stock (as defined in the Debt Conversion Agreement); and

WHEREAS, the Debt Conversion Agreement contemplates that this Agreement be executed to govern the rights of the parties with respect to the shares of Common Stock issuable upon the conversion of the Series F Convertible Preferred Stock.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other consideration, the parties agree as follows:

1.             Registration Rights.  The Company covenants and agrees as follows:

1.1.          Definitions.  For purposes of this Section 1:

(a)           “Form S-3” means such form under the 1933 Act as in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(b)           “1933 Act” means the Securities Act of 1933, as amended.

(c)           “1934 Act” means the Securities Exchange Act of 1934, as amended.

(d)           “register”, “registered”, and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

(e)           “Registrable Securities” means the shares of the Company’s Common Stock issued or issuable upon the conversion of the Series F Convertible Preferred Stock held by Holders.

(f)            The number of shares of “Registrable Securities” outstanding shall be determined by the number of shares of Common Stock outstanding which have been issued, and the number of shares of Common Stock issuable, upon the conversion of the Series F Convertible Preferred Stock,

(g)           “SEC” means the Securities and Exchange Commission.

(h)           Any other capitalized term not defined herein shall have the meaning set forth in the Debt Conversion Agreement.

1.2.          Demand Registration.

(a)           Demand Rights.  If the Company is unable to exercise its rights under Section 1.3 below on or before February 28, 2004, and after such date a Holder(s) requests in writing (a ”Demand Request”) that the Company register an offering of Registrable Securities under the 1933  Act with respect to at least 25% of the Registrable Securities owned by Holders, by underwriters selected by Holder (or a majority in interests of Holders making the request) and reasonably acceptable to the Company, the Company shall use commercially reasonable efforts to effect the registration and sale of such Registrable Securities, in accordance with the intended method of disposition thereof, and in accordance with the procedures set forth herein.

(b)           Number of Demand Registrations.  Holders shall be entitled to request three registrations of Registrable Securities.  A registration shall not count towards the maximum of two registration requests held by Holders hereunder unless the registration statement for such requested registration has become effective and an offering closed in which all Registrable Securities requested to be included in such registration by Holder(s) shall have been sold.

(c)           Other Securities and Priority. The registration statement filed pursuant to the Demand Request may, subject to the prior written consent of Holder(s), include other securities of the Company, provided that all Registrable Securities for which Holder(s) has requested registration shall be covered by such registration statement and sold in such offering before any such other securities are included and sold.

(d)           Deferral of Registration. If (i) in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement as soon as practicable after receipt of the Demand Request would be materially detrimental to the Company because there exist bona fide financing, acquisition, or other activities of the Company or material event involving the Company, and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to Holder(s) a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is essential to defer the filing of such registration statement, then the Company may defer such filing for a period of not more than 90 days after receipt of the Demand Request of Holder(s), provided that the Company shall not defer its obligations in this manner for more than an aggregate of 90 days in any twelve-month period, and provided further that Holder(s) shall be entitled to withdraw the request for registration and, if such request is withdrawn, such registration shall not count as a requested registration hereunder and the Company shall pay all Registration Expenses incurred in connection with such withdrawn registration request.

(e)           Inclusion of Other Securities. In any demand registration, if the Company shall request inclusion of securities to be sold for its own account, or if other persons entitled to incidental registrations shall request inclusion in such registration, the Holder(s) shall offer to include such securities in the underwriting and may condition such offer on the acceptance by the Company or such other persons of the provisions of this Agreement. The Company and all such other persons proposing to distribute securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected by the Holder (or if more than one Holder is involved, a majority in interest of the Holders involved) and reasonably acceptable to the Company.

1.3.          Company Registration.

(a)           If (but without any obligation to do so) the Company proposes to register any of its stock (including a registration effected by the Company for stockholders other than Holders) or other securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company benefit plan, a registration relating solely to a Commission Rule 145 transaction, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities such as a Form S-4 registration, or a registration in which only Common Stock being registered is Common Stock issuable upon the conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder a notice of such registration.  On the request of Holders given within thirty (30) days after such notice by the Company, the Company shall, subject to the provisions of Section 1.3(c) below, cause to be registered under the 1933 Act all of the Registrable Securities that Holders have requested to be registered.

(b)           The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration, whether or not Holders shall have elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.6 hereof.

(c)           In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 1.3 to include Holders’ securities in such underwriting, unless Holders accept the terms of the underwriting as agreed between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company (or such other persons), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company or by any shareholder who has caused the Company to register outstanding shares through the exercise of registration rights existing prior to the date hereof requiring the Company to register shares held by the shareholder upon the demand of such shareholder (a “Demanding Shareholder”).  If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities sold other than by the Company and any Demanding Shareholder, that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such Registrable Securities that the underwriters determine in their sole discretion will not jeopardize the success of the offering.

1.4.          Form S-3 Registration.  If the Company receives from Holders a request that the Company effect a registration on Form S-3 or any successor form (and any related blue sky or similar qualification or compliance) and the Company is a registrant entitled to use Form S-3 or any successor form with respect to at least 25% of the Registrable Securities owned by Holders, the Company shall:

(a)           cause, as soon as practicable, such Registrable Securities to be registered for offering and sale on Form S-3 and cause such Registrable Securities to be qualified in such jurisdictions as Holders may reasonably request; provided that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

(i)            if Holders propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000;

(ii)           if the Company has, within the twelve month period preceding the date of such request, already effected two registrations on Form S-3 for Holders pursuant to this Section 1.3;

(iii)          if the Company shall furnish to Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of Holders under this Section 1.4; provided that the Company shall not utilize this right more than once in any twelve month period; provided, further, that the Company shall not register shares for its own account during such ninety (90) day period, but such prohibition shall not apply to the registration of Company shares in connection with (x) a merger or (y) registration of shares relating to a stock option, stock purchase or similar plan; or

(iv)          in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(b)           Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request of Holders.

1.5.          Obligations of the Company.  Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)           Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to 120 days; provided that (i) such 120-day period shall be extended for a period of time equal to the period Holders refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 (or any other Form, to the extent permitted by law) that are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the 1933 Act, permits an offering on a continued or delayed basis, and provided further that applicable rules under the 1933 Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required under Section 10(a)(3) of the 1933

Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in the preceding sections (I) and (II) to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement;

(b)           prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the 1933 Act with respect to the disposition of all securities covered by such registration statement during the period of time such registration statement remains effective;

(c)           furnish to Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities owned by it;

(d)           use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)           in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f)            during the period of time such registration statement remains effective, notify Holders of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g)           cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;

(h)           provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(i)            furnish, at the request of Holders, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to Holders, and (ii) a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and with respect to events subsequent to the date of the financial statements, as are customarily covered in accountants’ letters delivered to the underwriters in underwritten public offerings of securities addressed to the underwriters, if any, and to Holders.

1.6.          Information from Holders.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of Holders that Holders shall furnish to the Company such information regarding Holders, the Registrable Securities held by Holders, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

1.7.          Expenses of Registration.  All expenses (other than underwriting discounts and commissions attributable to the Registrable Securities) incurred in connection with registrations, filings or qualifications pursuant to this Section 1, including (without limitation) all registration, filing and qualification fees, printing fees and expenses, accounting fees and expenses, fees and disbursements of counsel for the Company, shall be borne by the Company.  Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 1.2 and 1.4 if the registration request is subsequently withdrawn at the request of Holders; provided that, if at the time of such withdrawal, Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to Holders at the time of its request and shall have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then Holders shall not be required to pay any of such expenses and shall retain its rights pursuant to Sections 1.2 and 1.4.

1.8.          Indemnification.  If any Registrable Securities are included in a registration statement under this Section 1:

(a)           To the extent permitted by law, the Company will indemnify and hold harmless Holders, the partners or officers, directors and stockholders of Holders, legal counsel and accountants for Holders, any underwriter (as defined in the 1933 Act) for Holders and each person, if any, who controls Holders or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse Holders, underwriter or controlling person for any legal or other expenses incurred, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based on a Violation that occurs in reliance on and in conformity with written information furnished expressly for use in connection with such registration by Holders, underwriter or controlling person.

(b)           To the extent permitted by law, Holders will indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, legal counsel and accountants for the Company, any underwriter, any other person selling securities in such registration statement and any controlling person of any such underwriter or other seller, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with written information furnished by Holders expressly for use in connection with such registration; and Holders will reimburse any person intended to be indemnified pursuant to this Section 1.8(b), for any legal or other expenses reasonably incurred, as incurred, by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holders of a majority of the Registrable Securities (which consent shall not be unreasonably withheld or delayed).

(c)           Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to notify the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

(d)           If the indemnification provided in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)            The obligations of the Company and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.9.          Reports under 1934 Act.  With a view to making available to Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit Holders to sell securities of the Company to the public without registration or pursuant to a registration statement (including, without limitation, Form S-3), the Company agrees to:

(a)           make and keep public information available, as those terms are used in SEC Rule 144, at all times;

(b)           take such action as is necessary to enable Holders to utilize Form S-3 for the sale of its Registrable Securities;

(c)           file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

(d)           furnish to Holders, so long as Holders own any Registrable Securities, forthwith on request, (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the 1933 Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing Holders of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.10.        No Assignment of Registration Rights.  The rights of Holders to cause the Company to register Registrable Securities pursuant to this Section 1 may not be assigned to any person or entity.

1.11.        Termination of Registration Rights.  Holders shall not be entitled to exercise any right provided in this Section 1 with respect to a Registrable Security (i) after the date on which that Registrable Security has been sold under a registration statement filed in accordance with this Agreement or (ii) if the Registrable Security (and any affiliate of Holders with whom Holders must aggregate its sales under Rule 144) can be sold in any three-month period without volume limitation and without registration in compliance with Rule 144 under the 1933 Act.

2.             Covenants.

2.1.          Confidential Information.   Holders covenant with the Company that it confirms, acknowledges, and covenants that any information which is furnished to it by the Company pursuant to this Agreement or the Debt Conversion Agreement or with respect to the transactions described herein or in the Debt Conversion Agreement (collectively, the “Information”) is and shall be confidential and for Holders’ use only, and Holders will not use such information in violation of the securities laws, or any other laws, or reproduce, disclose or disseminate such information to any other person (other than Holders’ employees, directors or agents having a need to know the contents of such information and Holders’ attorneys), except in connection with the exercise of rights under this Agreement, unless: (i) the Company has made such information available to the public generally, (ii) such information has otherwise been made generally or publicly available, except by Holders in breach of its confidentiality obligations to the Company, or (iii) Holders is required to disclose such information by a governmental body or pursuant to legal process, in which case Holders shall provide at least five (5) days’ prior notice of such proposed disclosure or such lesser notice as Holders shall have received.

2.2.          Required Disclosures of Information.  If any Holder is requested or required (by oral questions, written interrogatories, requests for information or documents, subpoena, civil or criminal investigatory demand or similar process) to disclose any of the Information, such Holder shall use its commercially reasonable efforts to provide the Company with notice of the request or requirement so that the Company may seek as appropriate protective order or waive compliance with the provisions of this Section.  If, in the absence of a protective order or the receipt of a waiver to this Section, a Holder or its representatives nonetheless, in the opinion of its counsel, is compelled to disclose any of the Information, such Holder may disclose only that portion of the Information that its counsel advises is legally required to be disclosed.  Each Holder further agrees to take reasonable steps to cooperate with the Company in seeking to obtain any protective order or other assurance of confidential treatment of the Information.

2.3.          Equitable Relief.  Each Holder agrees that since there is no adequate remedy at law, the Company shall be entitled to equitable relief, including injunctive or mandatory relief, in the event of any breach or threatened breach of the provisions of this Section.  Entitlement to equitable relief shall not be deemed to be an exclusive remedy under this Section but shall be in addition to all other remedies available.

3.             Miscellaneous.

3.1.          Successors and Assigns.  Except as otherwise provided herein, this Agreement shall inure to the benefit of and bind the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer on any party other than the parties hereto any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2.          Interpretation.  Whenever the context so requires in this Agreement, all words used in the singular may include the plural (and vice versa).  The terms “includes” and “including” do not imply any limitation.  No remedy or election under this Agreement is exclusive, but rather, to the extent permitted by applicable law, each such remedy and election is cumulative with all other remedies at law or in equity.  The Section headings in this Agreement:  (a) are included only for convenience, (b) do not in any manner modify or limit any of the provisions of this Agreement, and (c) may not be used in the interpretation of this Agreement.

3.3.          Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California, without giving effect to its conflicts of law principles.  All disputes between the parties hereto, whether sounding in contract, tort, equity or otherwise, shall be resolved only by state and federal courts located in San Diego, California.  All parties hereto waive any objections to the location of the above referenced courts, including but not limited to any objection based on lack of jurisdiction, improper venue or forum non conveniens.  Each party authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this paragraph by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices set forth in this Agreement.

3.4.          Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.5.          Notices.  Any request, consent, notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being deposited as first class mail with the United States Postal Service, all charges or postage prepaid, and properly addressed to the party to receive the same at the address indicated for such party on the applicable signature page hereof, or at such other address as such party may designate by ten days’ advance notice to the other parties.

3.6.          Expenses.  If any action at law or in equity is necessary to enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7.          Entire Agreement: Amendments and Waivers.  This Agreement  constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the consent of the Company and Holders.

3.8.          Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

[Signatures appear on the following page]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by or on behalf of the parties hereto as of the date first above written.

“Company”

ALTRIS SOFTWARE, INC., a California corporation

By:	/s/ John W. Low
John W. Low, Chief Financial Officer
10052 Mesa Ridge Court Suite #100
San Diego, California 92121
Facsimile: (858) 625-3010

with a copy to:

Solomon Ward Seidenwurm & Smith
401 B Street, Suite 1200
San Diego, California 92101
Attn: Norman Smith, Esq.
Facsimile: (619) 231-4755

“Holders”

SPESCOM LIMITED,
a South African company

By:	/s/ H. J. Isaacman
Name:	H. J. Isaacman
Title:	Chief Financial Officer
Spescom Park
Cnr Alexandra & Second Street
Halfway House
Midrand 1685
South Africa
Facsimile: 2711-266-1707

SPESCOM LTD.,
a United Kingdom company

By:	/s/ H. J. Isaacman
Name:	H. J. Isaacman
Title:	Chief Financial Officer
[Address]
[Facsimile]